UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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PROVECTUS PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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7327 Oak Ridge Highway Knoxville, TN 37931 phone 866/594-5999 fax 866/998-0005

Dear Stockholder:

You are cordially invited to attend the 2011 annual meeting of stockholders, which will be held on Thursday, June 23, 2011 at 4:00 p.m. Eastern Time at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting.

Regardless of whether you plan to attend the 2011 annual meeting in person, please complete, sign and date the enclosed proxy card and return it promptly in the accompanying postage-paid envelope. I look forward to personally meeting all stockholders who are able to attend.

Peter R. Culpepper
Chief Financial Officer, Chief Operating Officer and Secretary

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE 2011 ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE 2011 ANNUAL MEETING OF STOCKHOLDERS IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

7327 Oak Ridge Highway Knoxville, TN 37931 phone 866/594-5999 fax 866/998-0005

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 23, 2011

To the Stockholders of Provectus Pharmaceuticals, Inc.:

NOTICE IS HEREBY GIVEN that we will hold the 2011 annual meeting of stockholders of Provectus Pharmaceuticals, Inc. on Thursday, June 23, 2011 at 4:00 p.m. Eastern Time, at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919. The 2011 annual meeting is being held for the following purposes:

1.	To elect five directors to serve on our Board of Directors for a one-year term;

2.
To approve and adopt an amendment to our Restated Articles of Incorporation, as amended, to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares.

3.	To approve an amendment to our Amended and Restated 2002 Stock Plan, as amended, to increase the number of shares of common stock reserved for issuance from 15,000,000 to 20,000,000;

4.	To conduct an advisory vote to approve the compensation of our named executive officers;

5.	To conduct an advisory vote on the frequency of future votes to approve the compensation of our named executive officers; and

6.	To ratify the selection of BDO USA, LLP as our independent auditor for 2011.

Stockholders also will transact any other business that properly comes before the 2011 annual meeting of stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 THROUGH 4 AND 6, AND FOR "1 YEAR" FOR PROPOSAL 5.

Only stockholders of record as of the close of business on April 25, 2011 will be entitled to notice of and to vote at the 2011 annual meeting of stockholders and any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual Meeting of Stockholders to Be Held on June 23, 2011. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2010 are available at http://www.pvct.com/annual_reports.html.

By order of our Board of Directors,

Peter R. Culpepper
Secretary

May 2, 2011
Knoxville, Tennessee

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE 2011 ANNUAL MEETING OF STOCKHOLDERS	2
What is the purpose of the 2011 Annual Meeting?	2
Who is entitled to vote?	2
Am I entitled to vote if my shares are held in "street name"?	2
What constitutes a quorum?	2
What happens if a quorum is not present at the 2011 annual meeting?	3
How do I vote?	3
Can I change my vote after I return my proxy card?	3
What are the Board's recommendations?	3
What happens if I do not specify how my shares are to be voted?	4
Will any other business be conducted at the 2011 annual meeting?	4
What vote is required to approve each item?	4
How will Abstentions and Broker Non-Votes be Treated?	5

STOCK OWNERSHIP	6
Directors, Executive Officers, and Other Stockholders	6
Section 16(a) Beneficial Ownership Reporting Compliance	7

INFORMATION ABOUT OUR BOARD OF DIRECTORS	8
How does our Board of Directors operate?	8
How often did our Board of Directors meet in 2010?	8
Director Nominations	8
Report of our Board of Directors Acting as our Audit Committee	9

EXECUTIVE COMPENSATION	11
Summary Compensation Table	11
Outstanding Equity Awards at 2010 Year-End	14

DIRECTOR COMPENSATION	15
Director Compensation Table for 2010	15

PROPOSAL 1 - ELECTION OF DIRECTORS	16
Director Nominees	16
Transactions with Director Nominees	17

PROPOSAL 2 - AMENDMENT TO RESTATED ARTICLES OF INCORPORATION	18
Description of the Amendment	18
Background	18
Reasons for the Proposed Amendment	19
Possible Anti-Takeover Effects of the Amendment	19
No Preemptive Rights	19
Vote Required	19

PROPOSAL 3 - AMENDMENT TO 2002 STOCK PLAN	20
Description of the Amendment	20
Background	20
Reasons for the Proposed Amendment	20
Summary of 2002 Stock Plan	21
Types of Equity-Based Awards	21
Adjustments upon Change of Capitalization, Dissolution, Merger, Asset Sale or Change of Control	23
Transferability	23
Amendment and Termination	23
Federal Income Tax Consequences	24
Award Grants	25
Equity Compensation Plan Information	25

PROPOSAL 4 - ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	26

PROPOSAL 5 - ADVISORY VOTE ON THE FREQUENCY OF FUTURE VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	27

PROPOSAL 6 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR	28
General	28
Audit and Non-Audit Services	28

OTHER INFORMATION CONCERNING MANAGEMENT	29
Executive Officers	29
Code of Ethics	29

OTHER MATTERS	29

ADDITIONAL INFORMATION	30
Solicitation of Proxies	30
Mailing Address of Principal Executive Office	30
Stockholder Proposals for Including in Proxy Statement for 2012 Annual Meeting of Stockholders	30
Other Stockholder Proposals for Presentation at 2012 Annual Meeting of Stockholders	30

APPENDIX A

7327 Oak Ridge Highway Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013

PROXY STATEMENT FOR
2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 23, 2011

We are delivering these proxy materials to solicit proxies on behalf of the Board of Directors of Provectus Pharmaceuticals, Inc., for the annual meeting of stockholders to be held on Thursday, June 23, 2011, beginning at 4:00 p.m. Eastern Time, at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee.

We are mailing this proxy statement, together with a form of proxy and our annual report on Form 10-K for the year ended December 31, 2010, beginning on May 2, 2011.

At the meeting, our stockholders will vote on proposals to (1) elect five directors to serve on our Board of Directors for a one-year term; (2) approve and adopt an amendment to our Restated Articles of Incorporation, as amended (Restated Articles of Incorporation) to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares; (3) approve an amendment to our Amended and Restated 2002 Stock Plan, as amended (2002 Stock Plan), to increase the number of shares of common stock reserved for issuance from 15,000,000 to 20,000,000; (4) conduct an advisory vote to approve the compensation of our named executive officers; (5) conduct an advisory vote on the frequency of future votes to approve the compensation of our named executive officers; and (6) ratify the selection of BDO USA, LLP as our independent auditor for 2011. The proposals are set forth in the accompanying Notice of 2011 Annual Meeting of Stockholders and are described in more detail in this Proxy Statement. Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation that properly comes before the 2011 annual meeting of stockholders, although our Board of Directors knows of no such other business to be presented.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 THROUGH 4 AND 6, AND FOR "1 YEAR" FOR PROPOSAL 5.

When you submit your proxy by executing and returning the enclosed proxy card, you will authorize the proxy holders – Peter R. Culpepper and Linda M. Crouch-McCreadie – to vote as proxy all your shares of common stock or 8% convertible preferred stock and otherwise to act on your behalf at the 2011 annual meeting of stockholders and any adjournment thereof, in accordance with the instructions set forth therein. These persons also will have discretionary authority to vote your shares on any other business that properly comes before the meeting. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournment of the meeting.

YOUR VOTE IS IMPORTANT

TO ENSURE THAT YOU ARE REPRESENTED AT THE 2011 ANNUAL MEETING OF STOCKHOLDERS, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE 2011 ANNUAL MEETING OF STOCKHOLDERS IN PERSON. NO ADDITIONAL POSTAGE IS NECESSARY IF THE PROXY IS MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.

QUESTIONS AND ANSWERS ABOUT THE 2011 ANNUAL MEETING OF STOCKHOLDERS

What is the purpose of the 2011 Annual Meeting?

At the 2011 annual meeting, stockholders will act upon the following matters:

1.	To elect five directors to serve on our Board of Directors for a one-year term;

2.
To approve and adopt an amendment to our Restated Articles of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares;

3.	To approve an amendment to our 2002 Stock Plan to increase the number of shares of common stock reserved for issuance from 15,000,000 to 20,000,000;

4.	To conduct an advisory vote to approve the compensation of our named executive officers;

5.	To conduct an advisory vote on the frequency of future votes to approve the compensation of our named executive officers; and

6.	To ratify the selection of BDO USA, LLP as our independent auditor for 2011.

Stockholders also will transact any other business, not known or determined at the time of this proxy solicitation that properly comes before the 2011 annual meeting of stockholders, although our Board of Directors knows of no such other business to be presented.

Who is entitled to vote?

Only stockholders of record at the close of business on April 25, 2011, the record date for the 2011 annual meeting, are entitled to receive notice of the 2011 annual meeting and to vote the shares of common stock and 8% convertible preferred stock that they held on that date at the 2011 annual meeting. Each outstanding share of common stock, par value $.001 per share, and of 8% convertible preferred stock, par value $.001 per share, entitles its holder to cast one vote on each matter to be voted on at the 2011 annual meeting. The shares of common stock and 8% convertible preferred stock will vote together as a single class.

Am I entitled to vote if my shares are held in "street name"?

If you are the beneficial owner of shares held in "street name" by a brokerage firm, bank, or other nominee, such entity, as the record holder of the shares, is required to vote the shares in accordance with your instructions. If you do not give instructions to your nominee, it will nevertheless be entitled to vote your shares on "discretionary" items but will not be permitted to do so on "non-discretionary" items. Proposals 1 and 3 through 5 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. However, Proposals 2 and 6 are discretionary items on which your nominee will be entitled to vote your shares even in the absence of instructions from you.

What constitutes a quorum?

The presence at the 2011 annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock and 8% convertible preferred stock outstanding on the record date will constitute a quorum. As of the record date, there were 102,134,157 outstanding shares of common stock and 4,889,997 outstanding shares of 8% convertible preferred stock, for a total of  107,024,154 shares of stock outstanding. Shares held by stockholders present at the 2011 annual meeting in person or represented by proxy who elect to abstain from voting nonetheless will be included in the calculation of the number of shares considered present at the 2011 annual meeting.

What happens if a quorum is not present at the 2011 annual meeting?

If a quorum is not present at the scheduled time of the meeting, the holders of a majority of the shares of common stock and 8% convertible preferred stock present in person or represented by proxy at the meeting may adjourn the meeting to another place, date, or time until a quorum is present. The place, date, and time of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given unless the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, the proxy holders named on the proxy card will vote your shares as you direct. If you are a registered stockholder and attend the 2011 annual meeting, you may deliver your completed proxy card or vote in person at the 2011 annual meeting. If you hold your shares in a brokerage account or in "street name" and you wish to vote at the 2011 annual meeting, you will need to obtain a proxy from the broker or other nominee who holds your shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary either a notice of revocation or a duly executed proxy card bearing a later date. If you are a "street name" stockholder, you must contact your broker or other nominee and follow its instructions if you wish to change your vote. The powers of the proxy holders will be suspended if you attend the 2011 annual meeting in person and so request, although your attendance at the 2011 annual meeting will not by itself revoke a previously granted proxy.

What are the Board's recommendations?

Our Board of Directors unanimously recommends that you vote:

1.	"FOR" the election of five directors to serve on our Board of Directors for a one-year term;

2.
"FOR" the approval and adoption of an amendment to our Restated Articles of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares;

3.	"FOR" the approval of an amendment to our 2002 Stock Plan to increase the number of shares of common stock reserved for issuance from 15,000,000 to 20,000,000;

4.	"FOR" the advisory vote to approve the compensation of our named executive officers;

5.	For "1 YEAR" on the advisory vote on the frequency of future votes to approve the compensation of our named executive officers; and

6.	"FOR" ratification of the selection of BDO USA, LLP as our independent auditor for 2011.

What happens if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, your shares will be voted "FOR" each of Proposals 1 through 4 and 6, and for "1 YEAR" for Proposal 5.

Will any other business be conducted at the 2011 annual meeting?

As of the date hereof, our Board of Directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. If any other business is properly brought before the 2011 annual meeting, the proxy holders will vote your shares in accordance with their best judgment.

What vote is required to approve each item?

1.
The director nominees will be elected to serve on our Board of Directors for a term of one year if they receive a plurality of the votes on the shares of common stock and 8% convertible preferred stock present in person or represented by proxy at the 2011 annual meeting and entitled to vote on the subject matter. This means that the director nominees will be elected if they receive more votes than any other person at the 2011 annual meeting. If you vote to "Withhold Authority" with respect to the election of one or more director nominees, your shares of common stock and 8% convertible preferred stock will not be voted with respect to the person or persons indicated, although they will be counted for the purpose of determining whether there is a quorum at the meeting.

2.
The amendment to our Restated Articles of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 will be approved if a majority of the outstanding shares of common stock and 8% convertible stock, voting together, are voted in favor of the amendment.

3.
The amendment to our 2002 Stock Plan to increase the number of shares of common stock reserved for issuance from 15,000,000 to 20,000,000 will be approved if a majority of the shares of common stock and 8% convertible preferred stock present in person or represented by proxy at the 2011 annual meeting and entitled to vote on the subject matter are voted in favor of the proposal.

4.
The advisory vote to approve the compensation of our named executive officers will be approved if a majority of the shares of common stock and 8% convertible preferred stock present in person or represented by proxy at the 2011 annual meeting and entitled to vote on the subject matter are voted in favor of the proposal.

5.
With respect to the advisory vote on the frequency of future votes to approve the compensation of our named executive officers, you may vote "1 Year," "2 Years," "3 Years," or "Abstain." The choice of frequency that receives the highest number of votes will be deemed to be the choice of our stockholders.

6.
The selection of BDO USA, LLP as our independent auditor for 2011 will be ratified if a majority of the shares of common stock and 8% convertible preferred stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter are voted in favor of the proposal.

How will Abstentions and Broker Non-Votes be Treated?

You do not have the option of abstaining from voting on Proposal 1, but you may abstain from voting on Proposals 2 through 6. With respect to Proposal 1, because the directors are elected by a plurality vote, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option on the proposal. In the case of an abstention on Proposals 2 through 6, your shares of common stock and 8% convertible preferred stock would be included in the number of shares of common stock and 8% convertible preferred stock considered present at the meeting for the purpose of determining whether there is a quorum. Because your shares of common stock and 8% convertible preferred stock would be voted but not in favor of Proposals 2 through 6, your abstention would have the same effect as a negative vote in determining the outcome of the vote on the proposal.

Broker non-votes occur when a brokerage firm, bank, or other nominee does not vote shares that it holds in "street name" on behalf of the beneficial owner because the beneficial owner has not provided voting instructions to the nominee with respect to a non-discretionary item. Proposals 1 and 3 through 5 are non-discretionary items for which a nominee will not have discretion to vote in the absence of voting instructions from you. However, Proposals 2 and 6 are discretionary items on which your nominee will be entitled to vote your shares of common stock and 8% convertible preferred stock even in the absence of instructions from you. Accordingly, it is possible for there to be broker non-votes with respect to Proposals 1 and 3 through 5, but there will not be broker non-votes with regard to Proposals 2 and 6. In the case of a broker non-vote, your shares of common stock and 8% convertible preferred stock would be included in the number of shares of common stock and 8% convertible preferred stock considered present at the meeting for the purpose of determining whether there is a quorum. A broker non-vote, being shares of common stock and 8% convertible preferred stock not entitled to vote, would not have any effect on the outcome of the vote on Proposals 1 and 3 through 5.

STOCK OWNERSHIP

Directors, Executive Officers, and Other Stockholders

The following table provides information about the beneficial ownership of common stock as of March 31, 2011, by each of our directors, each of our executive officers named in the "Summary Compensation Table" of this proxy statement, all of our directors and executive officers as a group, and each person whom we believe beneficially owns more than 5% of our outstanding common stock. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the 2011 annual meeting, and holders of shares of 8% convertible preferred stock are entitled to vote their shares of 8% convertible preferred stock on an as-converted basis with the holders of shares of common stock. Holders of 8% convertible preferred stock will be entitled to cast one vote on each matter to be voted at the 2011 annual meeting and will not vote as a separate class.

Name and Address(1)	Amount and Nature of Beneficial Ownership(2)		Percentage of Class(3)

Directors and Executive Officers:
H. Craig Dees	4,897,859	(4)	4.7%
Timothy C. Scott	4,855,966	(5)	4.6%
Eric A. Wachter	5,505,685	(6)	5.4%
Stuart Fuchs	1,196,418	(7)	1.2%
Kelly M. McMasters	150,000	(8)	*
All directors and executive officers as a group (6 persons)	19,780,928	(9)	17.5%

Other Stockholders:
Osmium Special Situations Fund Ltd Canon's Court, 22 Victoria Street, Hamilton HM 11, Bermuda	5,650,000	(10)	5.5%

*	Less than 1% of the outstanding shares of common stock.

(1)	If no address is given, the named individual is an officer or director of Provectus Pharmaceuticals, Inc., whose business address is 7327 Oak Ridge Highway, Knoxville, TN 37931.

(2)
Shares of common stock that a person has the right to acquire within 60 days of March 31, 2011 are deemed outstanding for computing the percentage ownership of the person having the right to acquire such shares, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by a note, each stockholder listed in the table has sole voting and investment power as to the shares owned by that person.

(3)	As of March 31, 2011, there were 101,141,166 shares of common stock issued and outstanding.

(4)	Dr. Dees' beneficial ownership includes 3,443,750 shares of common stock subject to options which are exercisable within 60 days.

(5)
Dr. Scott's beneficial ownership includes 55,996 shares of common stock held by Scott Family Investment Limited Partnership, a limited partnership established for the benefit of Dr. Scott's family, and 3,500,000 shares of common stock subject to options which are exercisable within 60 days.

(6)
Dr. Wachter's beneficial ownership includes 4,867 shares of common stock held by the Eric A. Wachter 1998 Charitable Remainder Unitrust and 1,724,248 shares of common stock subject to options which are exercisable within 60 days.

(7)	Mr. Fuchs' beneficial ownership includes 325,000 shares of common stock subject to options which are exercisable within 60 days.

(8)	Dr. McMasters' beneficial ownership includes 150,000 shares of common stock subject to options which are exercisable within 60 days.

(9)	Includes 11,774,289 shares of common stock subject to options and warrants which are exercisable within 60 days.

(10)
Based on a Schedule 13G filed with the SEC by Osmium Special Situations Fund Ltd (the "Fund"), Osmium Capital Management Ltd (the "Manager"), and Chris Kuchanny on February 11, 2011, to our knowledge, each of the foregoing entities and individual beneficially own 5,650,000 shares of common stock, of which (i) 1,750,000 are shares issuable upon the conversion of 8% convertible preferred stock and (ii) 1,750,000 are shares issuable upon the exercise of warrants. The Fund and the Fund's investment manager, the Manager, share voting and dispositive power over the shares held directly by the Fund. Mr. Kuchanny, as a principal of the Manager, shares voting and dispositive power over the shares reported by it. Each of the Manager and Mr. Kuchanny disclaims beneficial ownership of these securities (except to the extent of any pecuniary interest therein).

Section 16(a) Beneficial Ownership Reporting Compliance

The federal securities laws require our directors and executive officers and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our securities. Based solely on our review of the copies of these forms received by us or representations from reporting persons, we believe that SEC beneficial ownership reporting requirements for 2010 were met.

INFORMATION ABOUT OUR BOARD OF DIRECTORS

How does our Board of Directors operate?

Our Board of Directors consists of five members, H. Craig Dees, Timothy C. Scott, Eric A. Wachter, Stuart Fuchs, and Kelly M. McMasters. Dr. Dees, who is our Chief Executive Officer, serves as chairman of our Board of Directors. Only one member of our Board of Directors, Dr. McMasters, is considered independent under the independence standards of the Nasdaq Stock Market.

Because our Board of Directors consists of only five members and our operations remain amenable to oversight by a limited number of directors, our Board of Directors has not delegated any of its functions to standing committees. Our entire Board of Directors acts as our audit committee, nominating committee, and compensation committee. Our Board of Directors has not adopted a nominating committee charter. Our audit committee charter is posted on our website at http://www.pvct.com/AuditCommitteeCharter.html, and our compensation committee charter is posted on our website at http://www.pvct.com/CompensationCommitteeCharter.html. The information on our website, however, is not a part of this Proxy Statement. Each member of our Board of Directors participates in the consideration of the compensation of our directors and executive officers. We believe that the leadership structure of our Board of Directors is appropriate given that we have only four employees. In addition, our entire Board of Directors is responsible for our risk oversight function due to the fact that we have only four employees, three of whom are members of our Board of Directors, and that our entire Board of Directors serves as our audit committee.

Only one member of our Board of Directors, Dr. McMasters, is considered independent for purposes of audit committee independence under the independence standards of the Nasdaq Stock Market and the SEC. We do not have an "audit committee financial expert," as defined under the rules of the SEC. We believe that all members of our Board of Directors are qualified to serve as the committee and have the experience and knowledge to perform the duties required of the committee. We believe that it has been, and may continue to be, impractical to recruit a director who qualifies as an "audit committee financial expert" unless and until we are significantly larger.

How often did our Board of Directors meet in 2010?

Our Board of Directors met five times and took action by unanimous written consent twenty-four times during 2010. Each member of our Board of Directors attended more than 75% of the total number of meetings of our Board of Directors and its committees on which he served. Members of our Board of Directors are encouraged to attend the 2011 annual meeting of stockholders. A majority of the members of our Board of Directors attended the 2010 annual meeting of stockholders either in person or via telephone conference.

Director Nominations

Our entire Board of Directors acts as our nominating committee. Our Board of Directors has no set procedures or policy on the selection of nominees or evaluation of stockholder recommendations and will consider these issues on a case-by-case basis. Our Board of Directors will consider stockholder recommendations for director nominees that are properly received in accordance with our bylaws and the applicable rules and regulations of the Securities and Exchange Commission. Our Board of Directors screens all potential candidates in the same manner. Our Board of Directors' review will typically be based on all information provided with respect to the potential candidate. Our Board of Directors has not established specific minimum qualifications that must be met by a nominee for a position on our Board of Directors or specific qualities and skills for a director. Our Board of Directors may consider the diversity of qualities and skills of a nominee, but our Board of Directors has no formal policy in this regard. For more information, please see the section below entitled "ADDITIONAL INFORMATION." Stockholders who wish to contact the members of our Board of Directors may do so by sending an e-mail addressed to them at info@pvct.com.

Each current director and candidate for reelection in Proposal 1 (election of directors) brings a strong and unique set of experience, qualifications, attributes and skills in a variety of areas. Set forth below are the specific experience, qualifications, attributes and skills of the nominees for reelection to our Board of Directors that led to the conclusion that the nominee should serve as a member of our Board of Directors.

H. Craig Dees is has extensive experience researching, developing, and testing potential pharmaceutical products, including our products. He holds a Ph.D. in Molecular Virology, which we believe provides us with specialized knowledge in that field.

Timothy C. Scott also has extensive experience researching, developing, and testing potential pharmaceutical products, including our products. He holds a Ph.D. in Chemical Engineering, which we believe provides us with specialized knowledge in that field.

Eric A. Wachter has extensive experience researching, developing, and testing potential pharmaceutical products, including our products. He holds a Ph.D. in Chemistry, which we believe provides us with specialized knowledge in that field.

Stuart Fuchs has significant experience with venture capital in the biotech space, including providing strategic and financial advice to companies in the technology sector. Mr. Fuchs also served for 19 years as an investment banker with Goldman, Sachs & Co. After receiving a J.D. from Harvard Law School, he practiced law in New York. We believe that Mr. Fuchs provides valuable insight into the strategic and financial issues that we have encountered and will encounter in the future.

Kelly M. McMasters, M.D., Ph.D., has clinical expertise in treating skin cancer, including melanoma, and surgical oncology. He has served as principal investigator, co-principal investigator or local investigator in over 30 clinical trials, including serving as principal investigator in a multi-institutional study involving 3,500 patients. We believe Dr. McMasters' expertise in treating skin cancer and melanoma and experience with clinical trials provide our Board of Directors valuable insight into the testing of our pharmaceutical products.

Report of our Board of Directors Acting as our Audit Committee

Our entire Board of Directors serves as our audit committee. Our Board of Directors in its capacity as our audit committee reviews our financial reporting process. In this context, our Board of Directors:

•	has reviewed and discussed with management the audited financial statements for the year ended December 31, 2010;

•
has discussed with BDO USA, LLP (BDO USA), our independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•
has received the written disclosures and the letter from BDO USA required by PCAOB Rule 3526 ("Independence Discussions with Audit Committees"), as modified or supplemented, and has discussed with BDO USA the independent accountant's independence.

Based on this review and the discussions referred to above, our Board of Directors determined that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the Securities and Exchange Commission. Our Board of Directors also appointed BDO USA as our independent registered public accountants for 2011.

This report is submitted on behalf of the members of our Board of Directors acting as the audit committee and shall not be deemed "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall it be incorporated by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts:

H. Craig Dees
Timothy C. Scott
Eric A. Wachter
Stuart Fuchs
Kelly M. McMasters

EXECUTIVE COMPENSATION

The table below shows the compensation for services in all capacities we paid during the years ended December 31, 2010 and 2009 to our Chief Executive Officer and our other two most highly compensated executive officers (which we refer to as named executive officers):

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	All Other Compensation(2)	Total

H. Craig Dees	2010	$500,000	$1,600,000	$927,205	$57,692	$3,084,897
CEO	2009	500,000	518,519	46,187	43,269	1,107,975

Timothy C. Scott	2010	500,000	1,600,000	927,205	57,692	3,084,897
President	2009	500,000	518,519	46,187	43,269	1,107,975

Eric A. Wachter	2010	500,000	1,600,000	927,205	57,692	3,084,897
EVP - Pharmaceuticals	2009	500,000	518,519	46,187	43,269	1,107,975

(1)
The amounts in the Option Awards column represent grant date fair values computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (FASB ASC Topic 718). The assumptions used in determining the values of option awards are provided in Note 5 to the Consolidated Financial Statements contained in our Form 10-K for the fiscal year ended December 31, 2010. Each named officer is also a member of our Board of Directors. The fair value reflected in the Option Awards column for 2009 includes compensation for service in 2009 as a director of 50,000 stock options granted at an exercise price of $1.04 on June 19, 2009, which was the fair market price on the date of issuance. The fair value reflected in the Option Awards column for 2010 includes compensation for service in 2010 as a director of 50,000 stock options granted at an exercise price of $1.16 on June 18, 2010 and for service as an executive officer of 1,000,000 stock options granted at an exercise price of $1.00 on July 22, 2010.  All the options vested immediately on the date of grant and expire ten years from the date of grant. For purposes of estimating the fair value of each stock option on the date of grant, we utilized the Black-Scholes option-pricing model which totaled $50,830 in 2010 and $46,187 in 2009 for the 50,000 options and $876,375 in 2010 for the 1,000,000 options.

(2)	Other compensation represents unused vacation that was paid out.

Base Salary & Employment Agreements

On July 1, 2010, we entered into executive employment agreements with each of H. Craig Dees, Ph.D., Timothy C. Scott, and Ph.D., Eric A. Wachter, Ph.D., to serve as our Chief Executive Officer, President, and Executive Vice President, respectively. Each agreement provides that such named executive officer will be employed for a one-year term with automatic one-year renewals unless previously terminated pursuant to the terms of the agreement or either party gives notice that the term will not be extended. Each named executive officer's initial base salary is $500,000 per year and is subject to adjustment by our Board of Directors. Named executive officers are also entitled to participate in any incentive compensation plan or bonus plan adopted by us without diminution of any compensation or payment under the agreement. Named executive officers are entitled to reimbursement for all reasonable out-of-pocket expenses incurred during their performance of services under the agreements. Our named executive officers will be entitled to the payments upon termination of their employment, with or without a change of control, as described under the heading "Potential Payments upon Termination or Change in Control" below. Prior to July 1, 2010, each of our named executive officers was a party to executive employment agreement with substantially similar terms as the agreements entered on July 1, 2010.

During 2010 and 2009, we paid $500,000 to each of named executive officers as annual base salary.

Bonus Awards

Our Board of Directors has adopted a longevity bonus policy to recognize service on our behalf when we reach significant milestones and to award year end bonuses at the discretion of our CEO. In 2010 and 2009, we awarded bonuses for services rendered culminating with continued clinical trial development progress, especially due to the progression of the oncology and dermatology drug product candidates and other development in the clinic.

Defined Benefit Plan and 401(K) Profit Sharing Plan

Our four employees, including our named executive officers, participate in the Provectus Pharmaceuticals, Inc. Cash Balance Defined Benefit Plan and Trust (the "Plan"), which was established in 2007. Employer contributions to the Plan were $345,000 in 2009.  In September 2010, we terminated the Plan for our employees. We transferred approximately $1,353,000 in assets from the Plan to our 401(K) Profit Sharing Plan, which was formed in the three months ended September 30, 2010.  Contributions to the 401(K) Profit Sharing Plan by us are discretionary.  Contributions made by us through December 31, 2010 totaled approximately $497,000 and include the amounts originally contributed to the Plan in 2010.

Potential Payments upon Termination or Change in Control

Each of the employment agreements with our named executive officers generally provides that if the named executive officer's employment is terminated prior to a change in control (as defined in the agreement) (1) due to expiration or non-extension of the term by us; or (2) by us for any reason other than for cause (as defined in the agreement), then such named executive officer shall be entitled to receive payments under the agreement as if the agreement was still in effect through the end of the period in effect as of the date of such termination. If the named executive officer's employment (1) is terminated by us at any time for cause, (2) is terminated by the named executive officer prior to, and not coincident with, a change in control or (3) is terminated by named executive officer's death, disability or retirement prior to a change in control, the named executive officer (or his estate, as the case may be) shall be entitled to receive payments under the agreement through the last date of the month of such termination, a pro-rata portion of any incentive or bonus payment earned prior to such termination, any benefits to which he is entitled under the terms and conditions of the pertinent plans in effect at termination and any reasonable expenses incurred during the performance of services under the agreement.

Under each of the employment agreements with our named executive officers, in the event that coincident with or following a change in control, the named executive officer's employment is terminated or the agreement is not extended (1) by action of the named executive officer including his death, disability or retirement or (2) by action of us not for cause, the named executive officer (or his estate, as the case may be) shall be entitled to receive payments under the agreement through the last day of the month of such termination, a pro-rata portion of any incentive or bonus payment earned prior to such termination, any benefits to which he is entitled under the terms and conditions of the pertinent plans in effect at termination and any reasonable expenses incurred during the performance of services under the agreement. In addition, we shall pay to the named executive officer (or his estate, as the case may be), within 30 days following the date of termination or on the effective date of the change in control (whichever occurs later), a lump sum payment in cash in an amount equal to 2.90 times the base salary paid in the preceding calendar year, or scheduled to be paid to such named executive officer during the year of such termination, whichever is greater, plus an additional amount sufficient to pay United States income tax on the lump sum amount paid.

The following table shows the base salary compensation the named executive officers would have received under their employment agreements had a change in control occurred as of December 31, 2010 and had the named executive officers been terminated or their employment agreements not been extended.

Name	Amount

H. Craig Dees, Ph.D.	$1,450,000
Timothy C. Scott, Ph.D.	1,450,000
Eric A. Wachter, Ph.D.	1,450,000

Under the terms of our 2002 Stock Plan, prior to the occurrence of a change in control (as defined in the 2002 Stock Plan), and unless otherwise determined by our Board of Directors, any stock options outstanding on the date such change in control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested. In addition, unless otherwise determined by our Board of Directors, prior to the occurrence of the change in control, all stock options that are vested and exercisable will be terminated in exchange for a cash payment equal to the change in control price reduced by the exercise price of such stock options. As of December 31, 2010, none of our named executive officers had outstanding unvested stock options.

Outstanding Equity Awards at 2010 Year-End

The following table shows the number of equity awards outstanding as of December 31, 2010 for our named executive officers. All the options were exercisable as of December 31, 2010.

	Option Awards
Name	Number of Shares of Common Stock Underlying Unexercised Options Exercisable	Option Exercise Price	Option Expiration Date

H. Craig Dees	18,750	$0.32	5/29/2013
	25,000	0.60	5/29/2013
	300,000	1.10	2/26/2014
	25,000	0.95	5/27/2014
	300,000	0.64	1/7/2015
	300,000	0.75	5/25/2015
	25,000	0.62	5/19/2015
	200,000	0.94	12/9/2015
	50,000	1.02	6/23/2016
	1,000,000	1.02	6/23/2016
	50,000	1.50	6/21/2017
	50,000	1.00	6/27/2018
	50,000	1.04	6/19/2019
	50,000	1.16	06/18/2020
	1,000,000	1.00	07/22/2020

Timothy C. Scott	75,000	$0.32	5/29/2013
	25,000	0.60	5/29/2013
	300,000	1.10	2/26/2014
	25,000	0.95	5/27/2014
	300,000	0.64	1/7/2015
	300,000	0.75	5/25/2015
	25,000	0.62	5/19/2015
	200,000	0.94	12/9/2015
	50,000	1.02	6/23/2016
	1,000,000	1.02	6/23/2016
	50,000	1.50	6/21/2017
	50,000	1.00	6/27/2018
	50,000	1.04	6/19/2019
	50,000	1.16	06/18/2020
	1,000,000	1.00	07/22/2020

Eric A. Wachter	25,000	$0.95	5/27/2014
	247,581	0.75	5/25/2015
	985,000	1.02	6/23/2016
	50,000	1.50	6/21/2017
	50,000	1.00	6/27/2018
	50,000	1.04	6/19/2019
	50,000	1.16	06/18/2020
	400,000	1.00	07/22/2020

DIRECTOR COMPENSATION

Three of our five directors, Drs. Dees, Scott and Wachter, are also full-time employees. As discussed above under the heading "EXECUTIVE COMPENSATION," they are compensated for their service in those roles. Other than the options described below, they are not separately compensated for their service as directors.

Neither Stuart Fuchs nor Kelly McMasters received cash compensation for his service as a member of our Board of Directors, although each is reimbursed for expenses incurred in fulfilling his duties as a director, including attending meetings.

On the date of each annual meeting of stockholders, each member of our Board of Directors receives options exercisable for shares of common stock. In 2010, each of our directors received 50,000 options.

Director Compensation Table for 2010

Name(1)	Fees Earned or Paid in Cash	Option Awards(2)	All Other Compensation(3)	Total

Stuart Fuchs	$—	$50,830	$135,000	$185,830
Kelly M. McMasters	—	50,830	56,500	107,330

(1)	Our other three directors are also full-time employees whose compensation is discussed above under the heading "EXECUTIVE COMPENSATION."

(2)
A total of 50,000 stock options were granted to each of the above-named directors at an exercise price of $1.16, which was the fair market price on the date of issuance. The options vested immediately on the date of grant, June 18, 2010 and expire on June 18, 2020. The amounts in the Option Awards column represent grant date fair values computed in accordance with FASB ASC Topic 718. The assumptions used in determining the values of option awards are provided in Note 5 to the Consolidated Financial Statements contained in our Form 10-K for the fiscal year ended December 31, 2010. For purposes of estimating the fair value of each stock option on the date of grant, we utilized the Black-Scholes option-pricing model.

As of December 31, 2010, Mr. Fuchs had a total of 325,000 stock options outstanding, and Mr. McMasters had a total of 150,000 stock options outstanding.

(3)	We paid Mr. Fuchs $135,000 for consulting services performed in 2010. We paid Dr. McMasters $56,500 for consulting services performed in 2010.

PROPOSAL 1
ELECTION OF DIRECTORS

Director Nominees

The persons listed below have been nominated by our Board of Directors to serve as directors for a one-year term expiring at the annual meeting of stockholders occurring in 2012. Each nominee has consented to serve on our Board of Directors. If any nominee were to become unavailable to serve as a director, our Board of Directors may designate a substitute nominee. In that case, the persons named as proxies on the accompanying proxy card will vote for the substitute nominee designated by our Board of Directors.

H. Craig Dees, Ph.D., 59, has served as our Chief Executive Officer and as a member of our Board of Directors since we acquired Provectus Pharmaceuticals, Inc., a privately held Tennessee Corporation, on April 23, 2002. Before joining us, from 1997 to 2002 he served as senior member of the management team of Photogen Technologies, Inc., including serving as a member of our Board of Directors of Photogen from 1997 to 2000. Prior to joining Photogen, Dr. Dees served as a Group Leader at the Oak Ridge National Laboratory, and as a senior member of the management teams of LipoGen Inc., a medical diagnostic company which used genetic engineering technologies to manufacture and distribute diagnostic assay kits for auto-immune diseases, and TechAmerica Group Inc., now a part of Boehringer Ingelheim Vetmedica, Inc., the U.S. animal health subsidiary of Boehringer Ingelheim GmbH, an international chemical and pharmaceutical company headquartered in Germany. He earned a Ph.D. in Molecular Virology from the University of Wisconsin – Madison in 1984.

Timothy C. Scott, Ph.D., 53, has served as our President and as a member of our Board of Directors since we acquired PPI on April 23, 2002. Prior to joining us, Dr. Scott was as a senior member of the Photogen management team from 1997 to 2002, including serving as Photogen's Chief Operating Officer from 1999 to 2002, as a director of Photogen from 1997 to 2000, and as interim CEO for a period in 2000. Before joining Photogen, he served as senior management of Genase LLC, a developer of enzymes for fabric treatment, and held senior research and management positions at Oak Ridge National Laboratory. Dr. Scott earned a Ph.D. in Chemical Engineering from the University of Wisconsin – Madison in 1985.

Eric A. Wachter, Ph.D., 48, has served as our Executive Vice President – Pharmaceuticals and as a member of our Board of Directors since we acquired PPI on April 23, 2002. Prior to joining us, from 1997 to 2002 he was a senior member of the management team of Photogen, including serving as Secretary and a director of Photogen since 1997 and as Vice President and Secretary and a director of Photogen since 1999. Prior to joining Photogen, Dr. Wachter served as a senior research staff member with Oak Ridge National Laboratory. He earned a Ph.D. in Chemistry from the University of Wisconsin – Madison in 1988.

Stuart Fuchs, 65, has served as a member of our Board of Directors since January 23, 2003. He is a co-founder and has served since January 2000  as a managing principal of Gryffindor Capital Partners, LLC,  a Chicago-based venture capital firm. Before joining Gryffindor, he was a founding stockholder of several biotech companies, including Angiogen LLC  which was in the business of developing  combinations of drugs to stimulate in vivo production of factors that inhibit the growth of blood vessels in tumors, and Nace Pharma LLC , which was in the business of  developing drugs that employ novel drug delivery technologies. Through Nace Resources Inc., a Delaware corporation formed to provide  strategic and financial advice to companies in the technology sector, Mr. Fuchs has organized  or participated in groups of investors on behalf of several companies, including Abiant Inc., Celsion Corp. and Photogen. Before founding Nace Resources Inc., he served for 19 years as an investment banker with Goldman, Sachs & Co., where he co-managed the firm's public finance activities for the Midwest region. He is currently Chairman & CEO of CognoSPECTi, Inc., a start-up venture founded to provide physicians who prescribe psychotropic drugs with cost-effective access to a range of device-based  neuropsychiatric diagnostic and treatment modalities. Before joining Goldman, Sachs & Co., Mr. Fuchs was a lawyer in private practice with Barrett Smith Schapiro & Simon in New York. Mr. Fuchs holds an A.B. degree from Harvard College and a J.D. from Harvard Law School and is a retired member of the Association of the Bar of the City of New York.

Kelly M. McMasters, M.D., PhD., 50, has served as a member of our board of directors since June 9, 2008. Additionally, Dr. McMasters served as chairman of our scientific advisory board. Dr. McMasters received his undergraduate training at Colgate University prior to completing the MD/PhD program at the University of Medicine and Dentistry of New Jersey, Robert Wood Johnson Medical School and Rutgers University. He then completed the residency program in General Surgery at the University of Louisville, and a fellowship in Surgical Oncology at M.D. Anderson Cancer Center in Houston. He is currently the Sam and Lolita Weakley Professor of Surgical Oncology at the University of Louisville in Kentucky, a position he has held since 1996. Since 2005, he has chaired the Department of Surgery at the University of Louisville and also has been Chief of Surgery at University of Louisville Hospital. Since 2000, he has also been Director of the Multidisciplinary Melanoma Clinic of the James Graham Brown Cancer Center at the University of Louisville. His is an active member of the surgery staff at the University of Louisville Hospital, Norton Hospital and Jewish Hospital in Louisville. He is on the editorial boards of the Annals of Surgical Oncology, Cancer Therapy and the Journal of Clinical Oncology as well as an ad hoc reviewer for 9 other publications. He holds several honors, chief among them is "Physician of the Year" awarded by the Kentucky Chapter of the American Cancer Society. He is the author and principal investigator (PI) of the Sunbelt Melanoma Trial, a multi-institutional study involving 3500 patients from 79 institutions across North America and one of the largest prospective melanoma studies ever performed. He has been a PI, Co-PI or local PI in over thirty clinical trials ranging from Phase 1 to Phase 3. For the past 12 years he has also directed a basic and translational science laboratory studying adenovirus-mediated cancer gene therapy funded by the American Cancer Society and the National Institutes of Health (NIH).

Transactions with Director Nominees

We paid Mr. Fuchs $135,000 for consulting services performed in 2010.

We paid Dr. McMasters $56,500 for consulting services performed in 2010.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES FOR ELECTION TO OUR BOARD OF DIRECTORS NAMED ABOVE. Each proxy solicited on behalf of our Board of Directors will be voted FOR each of the nominees for election to our Board of Directors unless the stockholder instructs otherwise in the proxy.

PROPOSAL 2
AMENDMENT TO RESTATED ARTICLES OF INCORPORATION

Description of the Amendment

Our Board of Directors has unanimously adopted a resolution to amend our Restated Articles of Incorporation, as amended (Restated Articles of Incorporation) to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares and has directed that the proposed amendment be submitted to our stockholders for their approval and adoption. The amendment will not change the number of shares of preferred stock that are authorized, and the total authorized shares will be increased from 175,000,000 to 225,000,000.  The amendment will replace Section 5 of our current Restated Articles of Incorporation with the following language:

The total number of shares which the Corporation shall have authority to issue is Two Hundred Twenty-Five Million (225,000,000) shares of stock, of which Two Hundred Million (200,000,000) shares shall be designated as common shares, par value $.001 per share ("Common Shares"), and Twenty-Five Million (25,000,000) shares shall be designated as preferred shares, par value $.001 per share ("Preferred Shares").

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE AND ADOPT AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval and adoption of the amendment to our Restated Articles of Incorporation unless the stockholder instructs otherwise in the proxy.

Background

We may issue shares of capital stock to the extent such shares have been authorized under our Restated Articles of Incorporation.  Our Restated Articles of Incorporation currently authorize us to issue up to 150,000,000,000 shares of common stock, par value $.001 per share, and 25,000,000 shares of preferred stock, par value $.001 per share.

As of March 31, 2011 the total shares of common stock issued and outstanding and reserved for issuance pursuant to outstanding warrants, options, and preferred stock totaled 139,686,289. No shares of common stock are held in treasury.  The aggregate amount of common stock issued and reserved for issuances consisted of the following amounts as of March 31, 2011:

•	101,141,166 shares of common stock issued and outstanding;

•	21,880,837 shares of common stock reserved for issuance pursuant to warrants to purchase common stock outstanding;

•	11,774,289 shares of common stock reserved for issuance pursuant to options to purchase common stock outstanding; and

•	4,889,997 shares of common stock reserved for issuance upon the conversion of shares of our outstanding 8% convertible preferred stock, par value $.001 per share.

Reasons for the Proposed Amendment

The total of shares of common stock (i) issued and outstanding, (ii) reserved for issuance pursuant to warrants to purchase common stock, (iii) reserved for issuance pursuant to options to purchase common stock granted under our 2002 Stock Plan, and (iv) reserved for issuance upon the conversion of shares of our outstanding 8% convertible preferred stock is 139,686,289. As a result, as of March 31, 2011, we have only 10,313,711 unreserved shares of common stock available for issuance.

Our Board of Directors believes that this amount is insufficient for our future financing needs because it is likely that the sale of shares of common stock will be the principal means by which we will raise additional capital until such time as we are able to generate earnings sufficient to finance our operations. Shares of common stock may be used for various purposes without further stockholder approval. These purposes may include: raising capital, providing equity incentives to employees, directors and consultants, establishing strategic relationships with other companies, the acquisition of any business, assets or technology, and other purposes. Although our Board of Directors has no current plan, arrangement or commitment to issue additional shares of common stock, our Board of Directors believes that it is in the best interest of us and our stockholders to have a sufficient number of authorized but unissued shares of common stock available for issuance in the future for such purposes.

The proposed amendment will not increase the number of shares of common stock available for future awards granted pursuant to our 2002 Stock Plan, which at March 31, 2011, was 850,000 shares of common stock. However, our Board of Directors is submitting for stockholder vote Proposal 3 to approve of an amendment to our 2002 Stock Plan. Please refer to the information set forth under Proposal 3 below for more information about our 2002 Stock Plan and the proposed amendment to the 2002 Stock Plan.

Possible Anti-Takeover Effects of the Amendment

The proposed amendment to our Restated Articles of Incorporation is not being recommended in response to any specific effort of which our Board of Directors is aware to obtain control of the Company, and our Board of Directors does not intend or view the proposed increase in authorized common stock as an anti-takeover measure. However, the ability of our Board of Directors to authorize the issuance of the additional shares of common stock that would be available if the proposed amendment is approved and adopted could have the effect of discouraging or preventing a hostile takeover.

No Preemptive Rights

Under Chapter 78 of the Nevada Revised Statutes and our Restated Articles of Incorporation, the holders of common stock do not have preemptive rights to acquire unissued shares of common stock.

Vote Required

The approval and adoption of the amendment to our Restated Articles of Incorporation requires the affirmative vote of stockholders who hold a majority of shares of common stock and 8% convertible preferred stock, voting together, entitled to vote thereon.  If the amendment is approved and adopted, it will become effective upon filing a Certificate of Amendment with the Nevada Secretary of State. After filing the Certificate of Amendment, the additional shares of common stock may be issued from time to time by action of our Board of Directors on such terms and for such purposes as our Board of Directors may consider appropriate.  In the event that the proposed amendment is not approved and adopted by our stockholders at the annual meeting, the current Restated Articles of Incorporation will remain in effect.

PROPOSAL 3
AMENDMENT TO 2002 STOCK PLAN

Description of the Amendment

Our Board of Directors is seeking our stockholders' approval of an amendment to our Amended and Restated 2002 Stock Plan, as amended (the "2002 Stock Plan") to increase the number of shares of common stock reserved for issuance thereunder from 15,000,000 to 20,000,000. The 2002 Stock Plan originally was adopted by our Board of Directors and approved by our stockholders on May 29, 2003. The 2002 Stock Plan subsequently was amended upon approval of the stockholders on April 29, 2004, May 19, 2005, June 22, 2006, and June 17, 2010, in each instance to increase the number of shares of common stock reserved for issuance thereunder.

Under the 2002 Stock Plan, we are authorized to grant equity-based awards in the form of options, stock appreciation rights, stock purchase rights and long-term performance awards to our and our subsidiaries' officers, directors, employees and consultants. The purpose of the 2002 Stock Plan is to enable us to provide an incentive to our officers, directors, employees and consultants whose present and potential contributions are important to our continued success, to afford these individuals the opportunity to acquire a proprietary interest in us, and to enable us to enlist and retain in our employment the best available talent for the successful conduct of our business.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL 3 TO AMEND OUR 2002 STOCK PLAN.  Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval of the amendment to the 2002 Stock Plan unless the stockholder instructs otherwise in the proxy.

Background

At present, we are authorized to grant equity-based awards under the 2002 Stock Plan for up to 15,000,000 shares of common stock. As of March 31, 2011, there were outstanding options to purchase 11,774,289 shares of common stock and 2,375,711 shares of common stock had been issued pursuant to exercises of options. We have not issued any stock appreciation rights, stock purchase rights or long-term performance awards. As a result, as of March 31, 2011, there were 850,000 remaining shares of common stock available for future awards under the 2002 Stock Plan.

Reasons for the Proposed Amendment

Based on our current compensation policies, our Board of Directors determined that an increase in the reserve of shares of common stock is necessary in light of the fact that as of March 31, 2011, only 850,000 shares of common stock are available for issuance under the 2002 Stock Plan. Our Board of Directors believes that we must offer a competitive equity compensation program if we are to continue to successfully attract and retain the most qualified candidates as officers, directors, employees and consultants. Our Board of Directors expects that the 2002 Stock Plan, as proposed to be amended, will be an important factor in attracting and retaining the personnel essential to our success. Our Board of Directors believes that giving our officers, directors, employees and consultants the opportunity to acquire an equity interest will align the economic interest of these individuals with the economic interest of our other stockholders, thereby benefiting all of our stockholders. Our Board of Directors believes the increased number of shares reserved for issuance under the 2002 Stock Plan will provide a sufficient number of shares for the foreseeable future. If the amendment to the 2002 Stock Plan is approved by our stockholders, the 2002 Stock Plan will remain unchanged in all other respects. The additional shares represent a 33% increase in the number of authorized shares of common stock under the 2002 Stock Plan, but constitute only 4.9% of the 101,141,166 shares of common stock outstanding on March 31, 2011.

Summary of 2002 Stock Plan

The following is a summary of the key provisions of the 2002 Stock Plan that is proposed to be amended and restated. The full text of the 2002 Stock Plan, as proposed to be amended and restated, is included as Appendix A to this proxy statement as it would read if Proposal 3 were to be approved by our stockholders. The summary below is qualified in its entirety by reference to the full text of the 2002 Stock Plan.

General. The 2002 Stock Plan authorizes us to grant the following types of equity-based awards:  options to purchase common stock that qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), options to purchase common stock that do not qualify as incentive stock options under Section 422 of the Code, which are referred to as "non-qualified stock options," stock appreciation rights ("SARs"), stock purchase rights and long-term performance awards.

Purpose. The purpose of the 2002 Stock Plan is to enable us to provide an incentive to officers, directors, employees and consultants whose present and potential contributions are important to our continued success, to afford these individuals the opportunity to acquire a proprietary interest in us, and to enable us to enlist and retain the best available talent for the successful conduct of our business.

Eligible Persons. Currently, our six officers, directors and employees are eligible to participate in the 2002 Stock Plan, as well as consultants to us and our subsidiaries. Under the terms of the 2002 Stock Plan, incentive stock options may be granted only to employees, including those who serve as officers and directors.

Shares Available for Issuance. At present, we are authorized to grant equity-based awards under the 2002 Stock Plan for up to 15,000,000 shares of common stock. Our Board of Directors is seeking our stockholders' approval of an amendment to the 2002 Stock Plan to increase the number of shares of common stock reserved for issuance thereunder from 15,000,000 to 20,000,000 shares. If an award under the 2002 Stock Plan is forfeited or terminated for any reason, the shares of common stock that were subject to the award will again be available for future distribution under the 2002 Stock Plan. In addition, shares subject to SARs that are exercised for cash will again be available for distribution in connection with future grants of awards under the 2002 Stock Plan.

Administration. The 2002 Stock Plan may be administered by one or more administrators (the "Administrator") if our Board of Directors deems division of administration necessary or desirable in order to comply with applicable law. Because our Board of Directors has not appointed any committees and because we have so few employees, at present our Board of Directors is acting as the Administrator of the 2002 Stock Plan. The Administrator has the authority to determine the employees, consultants and non-employee directors who may receive awards under the 2002 Stock Plan (the "Participants") and to determine the type, size and terms of each award, to modify the terms of awards, to determine when awards will be granted and paid, and to make all other determinations which it deems necessary or desirable in the interpretation and administration of the Plan.

Types of Equity-Based Awards

Options. Options are rights to purchase a specified number of shares of common stock at a price fixed by the Administrator. Each option must be represented by an award agreement that identifies the option as either an "incentive stock option" within the meaning of Section 422 of the Code or "non-qualified option," which does not satisfy the conditions of Section 422 of the Code. The award agreement also must specify the number of shares of common stock that may be issued upon exercise of the options and set forth the exercise price of the options. The exercise price for options that qualify as incentive stock options may not be less than 100% of the fair market value as of the date of grant. The option exercise price may be satisfied in cash, by check or a promissory note, by exchanging shares of common stock owned by the Participant, or a combination of these methods. Options have a maximum term of ten years from the date of grant. To date options that we have granted generally have a ten-year term and become exercisable in four equal, annual installments beginning on the date of grant. The Administrator has broad discretion to determine the terms and conditions upon which options may be exercised, and the Administrator may determine to include additional terms in the award agreements.

Stock Appreciation Rights. SARs may be granted in connection with a previously or contemporaneously granted stock option or independently. SARs are rights to receive cash or shares of common stock, or a combination thereof, as the Administrator may determine. The Administrator may provide in the SAR agreement circumstances under which SARs will become immediately exercisable and may accelerate the exercisability of any SAR at any time. To date, we have not issued any SARs under the 2002 Stock Plan.

SARs granted in connection with a stock option are exercisable only when and to the extent that the related stock option is exercisable and expire on the date on which the related stock option expires. If a SAR granted in connection with a stock option is exercised, the related stock option ceases to be exercisable. The amount of the payment for SARs granted in connection with stock options is equal to the excess of (i) the fair market value on the date of exercise of the common stock covered by the surrendered portion of the related stock option over (ii) the exercise price of the stock option covered by the surrendered portion of the related stock option.

SARs granted independently of stock options are exercisable as specified in the award agreement. The amount of the payment for SARs granted independently of stock options is equal to the excess of (i) the fair market value of the common stock covered by the exercised portion of the SAR as of the date of such exercise over (ii) the fair market value of the common stock covered by the exercised portion of the SAR as of the last market trading date prior to the date on which the SAR was granted.

Stock Purchase Rights. Stock purchase rights are rights to purchase a specified number of shares of common stock which may be restricted in accordance with the terms of the award agreement. The terms of stock purchase rights, including the restrictions and conditions of the offer, the number of shares of common stock that the offeree will be entitled to purchase, the price to be paid, and the time period in which the offeree must accept the offer, will be set forth in writing. Stock purchase rights must be exercised within thirty days from the date the stock purchase right is granted, unless the Administrator specifies a shorter period. After a Participant exercises a stock purchase right, he or she will have the rights equivalent to those of a stockholder, including the right to vote such shares and to receive dividends and other distributions thereon, subject to the restrictions set forth in the 2002 Stock Plan and in the award agreement. If shares of common stock are issued as "restricted stock," they will be legended and may not be sold, transferred, or disposed of until the restrictions have lapsed. The Administrator has broad discretion as to the specific terms and conditions of each award, including applicable rights upon certain terminations of employment and restrictions on the transferability of stock purchased pursuant to stock purchase rights. To date, we have not issued any stock purchase rights under the 2002 Stock Plan.

Long-Term Performance Awards. Long-term performance awards entitle the grantee to future payments based upon the achievement of employment or pre-established long-term performance factors. The award agreement for a long-term performance award will establish maximum and minimum performance targets to be achieved and the period in which the targets must be achieved. Thereafter, the Participant will be entitled to a payment in cash or shares of common stock upon the achievement of the performance targets within the performance periods. The Administrator has discretion to determine the Participants to whom long-term performance awards are to be made, the times in which such awards are to be made, the size of such awards, and all other conditions of such awards, including any restriction, deferral periods, or performance requirements. To date, we have not issued any long-term performance awards under the 2002 Stock Plan.

Adjustments upon Change of Capitalization, Dissolution, Merger, Asset Sale or Change of Control

Changes in Capitalization. Subject to any required action by our stockholders, the number of shares of common stock covered by outstanding stock options, SARs, stock purchase rights or long-term performance awards, and the number of shares of common stock which have been authorized for issuance under the 2002 Stock Plan but as to which no award has been granted or which have been returned to the 2002 Stock Plan upon cancellation or expiration of an award, as well as the price per share of common stock covered by each such outstanding award, will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us.

Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of us, to the extent that stock options, SARs, stock purchase rights or long-term performance awards have not been previously exercised, they will terminate immediately prior to the consummation of such proposed action. Our Board of Directors may declare that any such award shall terminate as of a date fixed by our Board of Directors and give each Participant the right to exercise his or her award, including awards that would not otherwise be exercisable.

Merger or Asset Sale. Subject to the treatment of awards upon a change in control discussed below, in the event of a merger of us with or into another corporation, or the sale of substantially all of our assets, each outstanding award will be assumed or an equivalent award will be substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the award or to substitute an equivalent award, the Administrator will, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the award, awards that would not otherwise be exercisable.

Change in Control. In the event of a change in control (as defined in the 2002 Stock Plan) of us, except as otherwise determined by our Board of Directors, (i) prior to the occurrence of the change in control, any outstanding awards on the date of such change in control that are not yet exercisable and vested on such date will become fully exercisable and vested, and (ii) prior to the occurrence of the change in control, all outstanding awards to the extent they are exercisable and vested, including accelerated awards will be terminated in exchange for a cash payment equal to the change in control price (as defined in the 2002 Stock Plan), reduced by the exercise price, if any, of such awards.

Transferability

Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of decent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

Amendment and Termination

Our Board of Directors may amend, alter, suspend or terminate the 2002 Stock Plan at any time. Any amendment to the 2002 Stock Plan must be approved by our stockholders to the extent such approval is required by the terms of the 2002 Stock Plan, the rules and regulations of the Securities and Exchange Commission, or the rules and regulations of any exchange upon which our stock is listed, if any. However, no amendment, alteration, suspension or termination of the 2002 Stock Plan may impair the rights of any Participant, unless mutually agreed in writing by the Participant and the Administrator.

Federal Income Tax Consequences

The following is a summary of the material anticipated United States federal income tax consequences of the 2002 Stock Plan to us and the Participants. The summary is based on current federal income tax law, which is subject to change, and does not address state, local, or foreign tax consequences or considerations.

Stock Options. The grant of a stock option that does not have a readily ascertainable value will not result in taxable income at the time of the grant for either us or the Participant. Upon exercising an incentive stock option, the Participant will have no taxable income (except that the alternative minimum tax may apply) and we will receive no deduction. Upon exercising a nonqualified stock option, the Participant will recognize ordinary income in the amount by which the fair market value of common stock at the time of exercise exceeds the option exercise price, and we will be entitled to a deduction for the same amount. The Participant's income is subject to withholding tax as wages.

The tax treatment of the Participant upon a disposition of shares of common stock acquired through the exercise of an option is dependent upon the length of time that the shares have been held and on whether such shares were acquired by exercising an incentive stock option or a nonqualified stock option. If an employee exercises an incentive stock option and holds the shares for two years from the date of grant and one year after exercise, then any gain or loss realized based on the exercise price of the option will be treated as long-term capital gain or loss. Shares obtained upon exercise of an incentive stock option that are sold without satisfying these holding periods will be treated as shares received from the exercise of a nonqualified stock option. Generally, upon the sale of shares obtained by exercising a nonqualified stock option, the Participant will treat the gain realized on the sale as a capital gain. Generally, there will be no tax consequence to us in connection with the disposition of shares of common stock acquired under a stock option, except that we may be entitled to a deduction in the case of a disposition of shares acquired upon exercise of an incentive stock option before the applicable holding periods have been satisfied.

Stock Appreciation Rights. The grant of a SAR will not result in taxable income to the Participant at the time of the award. Upon exercising the SAR, the Participant will recognize ordinary income in the amount by which the fair market value of the common stock or the amount of cash, as the case may be, exceeds the SAR exercise price, if any. We will be entitled to a deduction for the same amount. The Participant's income is subject to withholding tax as wages. Upon a disposition of shares of common stock acquired through the exercise of the SAR, the Participant may recognize capital gain or loss, the character of which is dependent upon the length of time that the shares have been held. Generally, there will be no tax consequences to us in connection with the disposition of shares of common stock acquired under a SAR.

Stock Purchase Rights. The federal income tax consequences of awards of stock purchase rights will depend on the facts and circumstances of each award, and in particular, the nature of the restrictions imposed with respect to the common stock which is the subject of the award. In general, if the common stock is subject to a substantial risk of forfeiture, i.e., limited in terms of transferability, a taxable event occurs only when the risk of forfeiture ceases. At that time, the Participant will realize ordinary income to the extent of the excess of the fair market value of the common stock on the date the risk ceases over the amount that the Participant paid for the shares, if any, and we will be entitled to a deduction in the same amount. Prior to the lapse of restrictions on the restricted stock, any dividends on such shares will be paid currently and will be treated as ordinary compensation income to the Participant, subject to withholding. Subsequent to the determination and satisfaction of the ordinary income tax consequences, any further gain or loss realized on the subsequent disposition of such stock will be a long- or short-term capital gain or loss depending upon the applicable holding period.

Alternatively, within thirty days after transfer of the restricted stock, a Participant may make an election under Section 83(b) of the Code, which would allow the Participant to include in income in the year that the restricted common stock is awarded an amount equal to the fair market value of the restricted stock on the date of such award determined as if the restricted common stock were not subject to restrictions. The employer is then entitled to a compensation-paid deduction in the same amount. The election is required to be written and delivered to the employer within that thirty-day period. The Participant is also required to confirm the election with the filing of the Participant's federal income tax return for the year in which the award is made. Failure to satisfy either of these requirements may invalidate the intended election. In the event of a valid Section 83(b) election, the Participant will not recognize income at the time that the restrictions actually lapse. In addition, any appreciation or depreciation in the value of the stock and any dividends paid on the stock after a valid Section 83(b) election are not deductible by the employer as compensation paid. For purposes of determining the period of time that the Participant holds the restricted stock, the holding period begins on the award date when a Participant makes a Section 83(b) election. Further, any dividends received after the Section 83(b) election is made will constitute ordinary dividend income to the Participant and will not be deductible by the employer. If the restricted stock subject to the Section 83(b) election is subsequently forfeited, however, the Participant is not entitled to a deduction or tax refund.

Long-Term Performance Awards. A Participant will realize ordinary compensation income upon receipt of a long-term performance award equaling the amount of cash or the current market value of the common stock received. Wage withholding rules will apply. We will be entitled to a deduction at the time of payment in an amount equal to such income. Upon subsequent disposition of any shares of common stock received, any gain or loss will be a long- or short-term gain or loss, depending upon the applicable holding period.

Award Grants

The grant of awards under the 2002 Stock Plan is at the discretion of the Administrator. The Administrator has not yet determined any additional awards that will be granted under the 2002 Stock Plan to Participants.  See "EXECUTIVE COMPENSATION – Summary Compensation Table" and "DIRECTOR COMPENSATION – Director Compensation Table for 2010" for information regarding the stock options granted in 2010 to our named executive officers and directors.

Equity Compensation Plan Information

The table below sets forth certain information regarding shares available as of December 31, 2010 for issuance under our equity compensation plans. As of March 31, 2011, the closing price of common stock on the OTCBB was $1.09 per share.

Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by stockholders	11,907,622	$0.98	850,000

Equity compensation plans not approved by stockholders	—	$—	—

Total	11,907,622	$0.98	850,000

PROPOSAL 4
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

We are submitting for stockholder advisory vote a resolution to approve the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative disclosure contained in this Proxy Statement. Accordingly, the following resolution will be submitted for stockholder approval at the annual meeting:

"RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative disclosure contained in this Proxy Statement, is hereby APPROVED".

The advisory vote on the compensation of our named executive officers is non-binding. The approval or disapproval of the resolution approving our executive compensation by our stockholders will not require our Board of Directors to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our named executive officers and whether, and if so, how, to address stockholder disapproval remains with our Board of Directors.

Our Board of Directors believes that it is in the best position to consider the extensive information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in our best interest and the best interest of our stockholders.

Our Board of Directors values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, our Board of Directors will carefully consider the outcome of the advisory vote to approve the compensation of our named executive officers and those opinions when making future compensation decisions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board of Directors will be voted FOR the approval of the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

PROPOSAL 5
ADVISORY VOTE ON THE FREQUENCY OF FUTURE VOTES TO APPROVE
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are submitting for stockholder advisory vote a resolution to determine whether to hold the advisory stockholder vote on executive compensation (the type found in Proposal 4 above) every one, two, or three years.  Accordingly, the following resolution will be submitted for stockholder approval at the annual meeting:

"RESOLVED, that the Company hold a stockholder advisory vote to approve the compensation of the Company's named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative disclosure with a frequency of once every one year, two years or three years, whichever receives the highest number of votes cast with respect to this resolution."

After careful consideration of the various arguments supporting each frequency level, our Board of Directors believes that submitting the advisory vote on the compensation of our named executive officers to stockholders on an annual basis is appropriate for us and our stockholders.

The proxy card provides stockholders with four choices (every one, two, or three years, or abstain). Stockholders are not voting to approve or disapprove our Board of Directors' recommendation.

The frequency vote is non-binding. Stockholder approval of a one, two, or three-year frequency vote will not require our Board of Directors to implement an advisory vote on the compensation of our named executive officers every one, two, or three years. The final decision on the frequency of the advisory vote on the compensation of our named executive officers remains with our Board of Directors.

Our Board of Directors values the opinions of our stockholders as expressed through their votes and other communications. Although the frequency vote is non-binding, our Board of Directors will carefully consider the outcome of the advisory vote on the frequency of future votes to approve the compensation of our named executive officers when making future decisions regarding the frequency of say-on-pay votes.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR "1 YEAR" FOR THE FREQUENCY OF FUTURE VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board of Directors will be voted for "1 YEAR" for the frequency of future votes to approve the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

PROPOSAL 6
RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

General

Our Board of Directors has selected BDO USA as the independent auditor to perform the audit of our consolidated financial statements for 2011. BDO USA has audited our consolidated financial statements since 2002. BDO USA is a registered public accounting firm.

Our Board of Directors is asking the stockholders to ratify the selection of BDO USA as our independent auditor for 2011. Although not required by law or our bylaws, our Board of Directors is submitting the selection of BDO USA to the stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board of Directors, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Representatives of BDO USA are expected to be present at the annual meeting. They will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from our stockholders.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT AUDITOR FOR 2011. Each proxy solicited on behalf of our Board of Directors will be voted FOR the ratification of the selection of BDO USA as our independent auditor for 2011 unless the stockholder instructs otherwise in the proxy. If the stockholders do not ratify the selection, the matter will be reconsidered by our Board of Directors.

Audit and Non-Audit Services

Our Board of Directors is directly responsible for the appointment, compensation, and oversight of our independent auditor. It is the policy of our Board of Directors to pre-approve all audit and non-audit services provided by our independent registered public accountants. Our Board of Directors has considered whether the provision by BDO USA of services of the varieties described below is compatible with maintaining the independence of BDO USA, LLP. In view of the fact that BDO USA provides no services to us other than audit services, our Board of Directors believes that such services do not jeopardize the independence of BDO USA.

The table below sets forth the aggregate fees we paid to BDO USA for audit and non-audit services provided to us in 2010 and 2009.

Fees	2010	2009
Audit Fees	$208,000	$124,000
Audit-Related Fees	-	-
Tax Fees:	-	-
All Other Fees	-	-
Total	$208,000	$124,000

In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees for professional services for the audit of a company's financial statements included in the annual report on Form 10-K, for the review of a company's financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company's financial statements; "tax fees" are fees for tax compliance, tax advice, and tax planning; and "all other fees" are fees for any services not included in the first three categories.

OTHER INFORMATION CONCERNING MANAGEMENT

Executive Officers

Drs. Dees, Scott, and Wachter serve as our Chief Executive Officer, President, and Executive Vice President – Pharmaceuticals, respectively. Information about their business experience is set forth above under the heading, "PROPOSAL 1 – ELECTION OF DIRECTORS – Director Nominees."

In addition, Peter R. Culpepper, 51, serves as our Chief Financial Officer and Chief Operating Officer and was appointed in February 2004. Previously, Mr. Culpepper served as Chief Financial Officer for Felix Culpepper International, Inc. from 2001 to 2004; was a Registered Representative with AXA Advisors, LLC from 2002 to 2003; has served as Chief Accounting Officer and Corporate Controller for Neptec, Inc. from 2000 to 2001; has served in various Senior Director positions with Metromedia Affiliated Companies from 1998 to 2000; has served in various Senior Director and other financial positions with Paging Network, Inc. from 1993 to 1998; and has served in a variety of financial roles in public accounting and industry from 1982 to 1993. He earned a Masters in Business Administration in Finance from the University of Maryland – College Park in 1992.  He earned an AAS in Accounting from the Northern Virginia Community College – Annandale, Virginia in 1985.  He earned a BA in Philosophy from the College of William and Mary – Williamsburg, Virginia in 1982. He is a licensed Certified Public Accountant in both Tennessee and Maryland.

Code of Ethics

Our Board of Directors has adopted a code of ethics that applies to our principal executive officer and principal financial officer, or persons performing similar functions. The code of ethics contains written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications made by us; (3) compliance with applicable governmental laws, rules and regulations; (4) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (5) accountability for adherence to the code. The code of ethics is available without charge upon request from our Secretary, Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, TN 37931.

OTHER MATTERS

As of the date hereof, our Board of Directors knows of no business that will be presented at the meeting other than the proposals described in this Proxy Statement. If any other proposal properly comes before the stockholders for a vote at the meeting, the proxy holders will vote the shares of common stock represented by proxies that are submitted to us in accordance with their best judgment.

ADDITIONAL INFORMATION

Solicitation of Proxies

We will solicit proxies on behalf of our Board of Directors by mail, telephone, facsimile, or other electronic means or in person. We have not retained any third parties to assist in soliciting proxies. We will pay the proxy solicitation costs. We will supply copies of the proxy solicitation materials to brokerage firms, banks, and other nominees for the purpose of soliciting proxies from the beneficial owners of the shares of common stock held of record by such nominees. We request that such brokerage firms, banks, and other nominees forward the proxy solicitation materials to the beneficial owners, and we will reimburse them for their reasonable expenses.

Mailing Address of Principal Executive Office

The mailing address of our principal executive office is Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931.

Stockholder Proposals for Including in Proxy Statement for 2012 Annual Meeting of Stockholders

To be considered for inclusion in our proxy statement for the 2012 Annual Meeting of Stockholders, a stockholder proposal must be received by us no later than the close of business on January 2, 2012. Stockholder proposals must be sent to Secretary, Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931. We will not be required to include in our proxy statement any stockholder proposal that does not meet all the requirements for such inclusion established by the SEC's proxy rules and Nevada corporate law.

Other Stockholder Proposals for Presentation at 2012 Annual Meeting of Stockholders

For any proposal that is not submitted for inclusion in our proxy statement for the 2012 Annual Meeting of Stockholders, but is instead sought to be presented directly at the meeting, the SEC's rules permit management to vote proxies in its discretion if: (i) we receive notice of the proposal before the close of business on March 18, 2012, and advise stockholders in the proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) we do not receive notice of the proposal prior to the close of business on March 18, 2012. Notices of intention to present proposals at the 2012 Annual Meeting of Stockholders should be sent to Secretary, Provectus Pharmaceuticals, Inc., 7327 Oak Ridge Highway, Knoxville, Tennessee 37931.

By Order of our Board of Directors

Knoxville, Tennessee	Peter R. Culpepper
May 2, 2011	Secretary

APPENDIX A

PROVECTUS PHARMACEUTICALS, INC.

AMENDED AND RESTATED 2002 STOCK PLAN

1.	Purpose of the Plan

The purpose of the Provectus Pharmaceuticals, Inc. 2002 Stock Plan is to enable the Corporation to provide an incentive to Officers, Directors, Employees, and Consultants whose present and potential contributions are important to the continued success of the Corporation, to afford these individuals the opportunity to acquire a proprietary interest in the Corporation, and to enable the Corporation to enlist and retain in its employment the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of (a) Options, (b) Stock Appreciation Rights, (c) Stock Purchase Rights, and (d) Long-Term Performance Awards.

2.	Definitions

As used herein, the following definitions shall apply:

(a)  "Administrator" means the Board or such of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

(b)  "Applicable Laws" means the legal requirements relating to the administration of stock option plans under applicable securities laws, Nevada corporate law and the Code.

(c)  "Award Agreement" means a written agreement between the Corporation and a Participant that evidences the specific terms and conditions of an individual Option or Right, subject to the general terms and conditions of the Plan.

(d)  "Board" means the Board of Directors of the Corporation.

(e)  "Change in Control" means the occurrence of any of the following:

(i)           When any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, a Subsidiary or a Corporation employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty percent (50%) or more of the combined voting power of the Corporation's then outstanding securities entitled to vote generally in the election of directors; or

(ii)          The stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than a merger or consolidation which would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Corporation approve an agreement for the sale or disposition by the Corporation of all or substantially all the Corporation's assets; or

(iii)         A change in the composition of the Board of Directors of the Corporation, as a result of which fewer than a majority of the directors are Incumbent Directors.

(f)  "Change in Control Price" means any one of the following, as determined by the Board:

(i)           the highest Fair Market Value of a Share within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Board (the "60-Day Period"); or

(ii)          the highest price paid or offered per Share, as determined by the Board, in any bona fide transaction or bona fide offer related to the Change in Control of the Corporation, at any time within the 60-Day Period or such lower price as the Board, in its discretion, determines to be a reasonable estimate of the fair market value of a Share.

(g)  "Code" means the Internal Revenue Code of 1986, as amended.

(h)  "Committee" means a Committee appointed by the Board in accordance with Section 5 of the Plan.

(i)  "Common Stock" means the common shares, $.001 par value, of the Corporation.

(j)  "Corporation" means Provectus Pharmaceuticals, Inc., a Nevada corporation.

(k)  "Consultant" means any person, including an advisor, engaged by the Corporation or a Parent or Subsidiary to render services and who is compensated for such services, and which services are in no way related to a "capital raising" transaction.

(l)  "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship is not interrupted or terminated by the Corporation, any Parent or Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Corporation policies) or statute; or (ii) transfers between locations of the Corporation or between the Corporation, its Parent, its Subsidiaries or its successor.

(m)  "Director" means a member of the Board.

(n)  "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(o)  "Employee" means any person, including Officers and Directors, employed by the Corporation or any Parent or Subsidiary of the Corporation. Neither service as a Director nor payment of a director's fee by the Corporation shall be sufficient to constitute "employment" by the Corporation.

(p)  "Exchange Act" means the Securities Exchange Act of 1934, as amended

(q)  "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(i)           the average on the applicable date of the high and low prices of a share of Common Stock on the principal national securities exchange on which shares of Common Stock then are trading, or, if shares were not traded on such date, then on the next preceding date on which a trade occurred; or

(ii)          if shares of Common Stock are not traded on a national securities exchange but are listed on the Nasdaq Stock Market ("Nasdaq"), the last reported sale price on such date as reported by Nasdaq; or

(iii)         if shares of Common Stock are not traded on a national securities exchange and are not listed on Nasdaq, the closing bid price (or average bid prices) last quoted on such date by an established quotation service for over-the-counter securities; or

(iv)         if shares of Common Stock are not traded on such date, the fair market value of a share of Common Stock as established by the Board acting in good faith and taking into consideration all factors which it deems appropriate, including recent sale or offer prices for Common Stock in private arm's-length transactions.

(r)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(s)  "Incumbent Directors" means Directors who either (i) are Directors as of the date the Plan is approved by the stockholders of the Corporation, or (ii) are elected, or nominated for election, to the Board of Directors of the Corporation with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Corporation).

(t)  "Long-Term Performance Award" means an award under Section 9 of the Plan, evidenced by an Award Agreement, that permits the recipient to receive a cash or stock bonus (as determined by the Administrator) upon satisfaction of such Corporation, Subsidiary and/or individual performance factors or other criteria as the Administrator may deem appropriate and set out in the individual Award Agreement.

(u)  "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option.

(v)  "Officer" means a person who is an officer of the Corporation within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)  "Option" means a stock option granted pursuant to the Plan.

(x)  "Option Exchange Program" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

(y)  "Optioned Stock" means the Common Stock subject to an Option or Right.

(z)  "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa)  "Participant" means an Officer, Director, Employee or Consultant who holds an outstanding Option or Right.

(bb)  "Plan" means the Provectus Pharmaceuticals, Inc. Amended and Restated 2002 Stock Plan, as amended from time to time.

(cc)  "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 8 of the Plan and subject to an Award Agreement.

(dd)  "Right" means and includes SARs, Long-Term Performance awards and Stock Purchase Rights granted pursuant to the Plan.

(ee)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor rule thereto, as in effect when discretion is being exercised with respect to the Plan.

(ff)  "SAR" means a stock appreciation right granted pursuant to Section 7.2 of the Plan.

(gg)  "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(hh)  "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 8 of the Plan, as evidenced by an Award Agreement.

(ii)  "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Eligibility

Nonqualified Stock Options and Rights may be granted to Employees and Consultants, including Officers and Directors who are Employees or Consultants, and to Directors who are not Employees. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Director who has been granted an Option or Right may be granted additional Options or Rights.

4.	Stock Subject to the Plan

The total number of Shares reserved and available for issuance under the Plan is 20,000,000 Shares. If any Shares that have been optioned under an Option cease to be subject to such Option (other than through exercise of the Option), or if any Option or Right granted hereunder is forfeited, or any such award otherwise terminates prior to the issuance of Common Stock to the participant, the Shares that were subject to such Option or Right shall again be available for distribution in connection with future Option or right grants under the Plan. In addition, Shares that have been subject to SARs exercised for cash, whether granted in connection with or independently of options, shall again be available for distribution under the Plan. Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not in any event be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock were repurchased by the Corporation at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

5.	Administration

5.1. Composition of Administrator

(a)  Multiple Administrative Bodies. If required or permitted by Rule 16b-3 and Applicable Laws, the Plan may (but need not) be administered by different administrative bodies with respect to (i) Directors who are employees, (ii) Officers who are not Directors and (iii) Employees who are neither Directors nor Officers.

(b)  Administration with respect to Directors and Officers. With respect to grants of Options and Rights to eligible participants who are Officers or Directors of the Corporation, the Plan shall be administered by (i) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan, or (ii) a Committee designated by the Board to administer the Plan, which Committee shall be constituted (A) in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan and (B) in such a manner as to satisfy the Applicable Laws.

(c)  Administration with respect to Other Persons. With respect to grants of Options to eligible participants who are neither Directors nor Officers of the Corporation, the Plan shall be administered by (i) the Board or (ii) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

(d)  General. Once a Committee has been appointed pursuant to Sections 5.1(b) and/or 5.1(c), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under Section 5.1(c), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary grant or award plan.

(e)  Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)           to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

(ii)          to select the Consultants and Employees to whom Options and Rights may be granted hereunder;

(iii)         to determine whether and to what extent Options and Rights or any combination thereof, are granted hereunder;

(iv)        to determine the number of shares of Common Stock to be covered by each Option and Right granted hereunder;

(v)         to approve forms of agreement for use under the Plan;

(vi)        to determine the terms and conditions of any award granted hereunder, which shall not be inconsistent with the terms of the Plan and shall include, but not be limited to, the exercise price, the time or times when Options or Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii)       to construe and interpret the terms of the Plan;

(viii)      to prescribe, amend and rescind rules and regulations relating to the Plan;

(ix)         to determine whether and under what circumstances an Option or Right may be settled in cash instead of Common Stock or Common Stock instead of cash;

(x)          to reduce the exercise price of any Option or Right;

(xi)         to modify or amend each Option or Right (subject to Section 13 of the Plan);

(xii)        to authorize any person to execute on behalf of the Corporation any instrument required to effect the grant of an Option or Right previously granted by the Administrator;

(xiii)       to institute an Option Exchange Program;

(xiv)       to determine the terms and restrictions applicable to Options and Rights and any Restricted Stock; and

(xv)        to make all other determinations deemed necessary or advisable for administering the Plan.

(f)  Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Options or Rights.

6.	Duration of the Plan

The Plan shall remain in effect until terminated by the Board under the terms of the Plan; provided, that in no event may Incentive Stock Options be granted under the Plan later than 10 years from the date the Plan was adopted by the Board.

7.	Options and SARs

7.1. Options

The Administrator, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonqualified Stock Options. Each Option shall be evidenced by an Award Agreement which shall expressly identify the Options as Incentive Stock Options or as Nonqualified Stock Options, and be in such form and contain such provisions as the Administrator shall from time to time deem appropriate.

Without limiting the foregoing, the Administrator may at any time authorize the Corporation, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

(a)  Exercise Price; Number of Shares. The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator; provided, however, that in the case of an Incentive Stock Option, the price shall be no less than 100% of the Fair Market Value of the Common Stock on the date the Option is granted, subject to any additional conditions set out in Section 7.1(d) of the Plan. The Award Agreement shall specify the number of Shares to which it pertains.

(b)  Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will determine the terms and conditions to be satisfied before Shares may be purchased, including the dates on which Shares subject to the Option may first be purchased. The Administrator may specify that an Option may not be exercised until the completion of the service period specified at the time of grant. (Any such period is referred to herein as the "waiting period.") At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than 10 years from the date of grant.

(c)  Form of Payment. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

(i)           cash;

(ii)          check;

(iii)         promissory note;

(iv)        other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)         delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Corporation of the sale or loan proceeds required to pay the exercise price;

(vi)        any combination of the foregoing methods of payment; or

(vii)       such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d)  Special Incentive Stock Option Provisions. In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options under Section 422 of the Code shall be subject to the following terms and conditions:

(i)           Dollar Limitation. To the extent that the aggregate Fair Market Value of (A) the Shares with respect to which Options designated as Incentive Stock Options plus (B) the shares of stock of the Corporation, Parent and any Subsidiary with respect to which other incentive stock options are exercisable for the first time by a Participant during any calendar year under all plans of the Corporation and any Parent and Subsidiary exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, (1) Options shall be taken into account in the order in which they were granted, and (2) the Fair Market Value of the Shares shall be determined as of the time the Option or other incentive stock option is granted.

(ii)         10% Stockholder. If any Participant to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, the owner of Common Stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary of the Corporation, then the following special provisions shall be applicable to the Option granted to such individual:

(A)           The per Share Option price of Shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

(B)           The Option shall not have a term in excess of 10 years from the date of grant. Except as modified by the preceding provisions of this Section 7.1(d)and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the  Incentive Stock Options granted hereunder.

(e)  Other Provisions. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Administrator,

(f)  Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

7.2. Stock Appreciation Rights

(a)  In Connection with Options. At the sole discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

(i)           The SAR shall entitle the Participant to exercise the SAR by surrendering to the Corporation unexercised a portion of the related Option. The Participant shall receive in Exchange from the Corporation an amount equal to the excess of (A) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (B) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

(ii)          When an SAR is exercised, the related Option, to the extent surrendered, shall cease to be exercisable.

(iii)         An SAR shall be exercisable only when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

(iv)        An SAR may only be exercised at a time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

(b)  Independent of Options. At the sole discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

(i)           The SAR shall entitle the Participant, by exercising the SAR, to receive from the Corporation an amount equal to the excess of (A) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (B) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Administrator may place limits on the aggregate amount that may be paid upon exercise of an SAR.

(ii)          SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Participant's SAR agreement.

(c)  Form of Payment. The Corporation's obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

(d)  Performance-Based Compensation Limitations. No Employee shall be granted, in any fiscal year of the Corporation, Options or SARs to receive more than 100,000 Shares of Common Stock, provided that the Corporation may make an additional one-time grant of up to 100,000 Shares to newly-hired Employees. The foregoing limitations shall adjust proportionately in connection with any change in the Corporation's recapitalization as described in Section 11.1.

7.3. Method of Exercise

(a)  Procedure for Exercise; Rights as a Stockholder. Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a Share.

An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Award Agreement consist of any consideration and method of payment allowable under Section 7.1(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. Exercise of an SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

(b)  Rule 16b-3. Options and SARs granted to individuals subject to Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(c)  Termination of Employment or Consulting Relationship. In the event a Participant's Continuous Status as an Employee or Consultant terminates (other than upon the Participant's death or Disability), the Participant may exercise his or her Option or SAR, but only within such period of time as is determined by the Administrator at the time of grant, not to exceed six months (three months in the case of an Incentive Stock Option) from the date of such termination, and only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or Award Agreement). To the extent that Participant was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Participant does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

(d)  Disability of Participant. In the event a Participant's Continuous Status as an Employee or Consultant terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR, but only within 12 months from the date of such termination, and only to the extent that the Participant was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or Award Agreement). To the extent that Participant was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Participant does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

(e)  Death of Participant. In the event of a Participant's death, the Participant's estate or a person who acquired the right to exercise the deceased Participant's Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within 12 months following the date of death, and only to the extent that the Participant was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or Award Agreement). To the extent that Participant was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Participant's estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

8.	Stock Purchase Rights

8.1. Rights to Purchase

Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer, which shall in no event exceed 30 days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of an Award Agreement in the form determined by the Administrator.

8.2. Repurchase Option

Unless the Administrator determines otherwise, the Award Agreement shall grant the Corporation a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Corporation for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Corporation. The repurchase option shall lapse at such rate as the Administrator may determine.

8.3. Other Provisions

The Award Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Award Agreements need not be the same with respect to each purchaser.

8.4. Rule 16b-3

Stock Purchase Rights granted to Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16b-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

8.5. Rights as a Stockholder

Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Corporation. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 11 of the Plan.

8.6. Withholding Taxes

In accordance with any applicable administrative guidelines it establishes, the Committee may allow a purchaser to pay the amount of taxes required by law to be withheld as a result of a purchase of Shares or a lapse of restrictions in connection with Shares purchased pursuant to a Stock Purchase Right, by withholding from any payment of Common Stock due as a result of such purchase or lapse of restrictions, or by permitting the purchaser to deliver to the Corporation, Shares having a Fair Market Value, as determined by the Committee, equal to the amount of such required withholding taxes.

9.	Long-Term Performance Awards

9.1. Administration

Long-Term Performance Awards are cash or stock bonus awards that may be granted either alone or in addition to other awards granted under the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the nature, length and starting date of any performance period (the "Performance Period") for each Long-Term Performance Award, and shall determine the performance or employment factors, if any, to be used in the determination of Long-Term Performance Awards and the extent to which such Long-Term Performance Awards are valued or have been earned. Long-Term Performance Awards may vary from participant to participant and between groups of participants and shall be based upon the achievement of Corporation, Subsidiary, Parent and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. Performance Periods may overlap and participants may participate simultaneously with respect to Long-Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long-Term Performance Awards shall be confirmed by, and be subject to the terms of, an Award Agreement. The terms of such awards need not be the same with respect to each participant.

At the beginning of each Performance Period, the Administrator may determine for each Long-Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Common Stock to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long-Term Performance Award are met. Such dollar values or number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator.

9.2. Adjustment of Awards

The Administrator may adjust the performance factors applicable to the Long-Term Performance Awards to take into account changes in legal, accounting and tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

10.	Non-Transferability of Options

Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

11.	Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control

11.1. Changes in Capitalization

Subject to any required action by the stockholders of the Corporation, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

11.2. Dissolution or Liquidation

In the event of the proposed dissolution or liquidation of the Corporation, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Board and give each Participant the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including Shares as to which the Option or Right would not otherwise be exercisable.

11.3. Merger or Asset Sale

Subject to the provisions of Section 11.4, in the event of a merger of the Corporation with or into another corporation, or the sale of substantially all of the assets of the Corporation, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Administrator shall, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Participant that the Option or Right shall be exercisable for a period of 15 days from the date of such notice, and the Option or Right will terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to purchase, for each Share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option or Right, for each Share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

11.4. Change in Control

In the event of a "Change in Control" of the Corporation, then the following acceleration and valuation provisions shall apply:

(a)  Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, any Options and Rights outstanding on the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested;

(b)  Except as otherwise determined by the Board, in its discretion, prior to the occurrence of a Change in Control, all outstanding Options and Rights, to the extent they are exercisable and vested (including Options and Rights that shall become exercisable and vested pursuant to subparagraph (i) above), shall be terminated in exchange for a cash payment equal to the Change in Control Price, (reduced by the exercise price, if any, applicable to such Options or Rights). These cash proceeds shall be paid to the Participant or, in the event of death of a Participant prior to payment, to the estate of the Participant or to a person who acquired the right to exercise the Option or Right by bequest or inheritance.

12.	Date of Grant

The date of grant of an Option or Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

13.	Amendment and Termination of the Plan

13.1. Amendment and Termination

The Board may amend, alter, suspend or terminate the Plan at any time.

13.2. Effect of Amendment or Termination

No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Corporation.

14.	Conditions Upon Issuance of Shares

14.1. Legal Compliance

Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

14.2. Investment Representations

As a condition to the exercise of an Option or Right, the Corporation may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required.

15.	Liability of Corporation

15.1. Inability to Obtain Authority

The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.2. Grants Exceeding Allotted Shares

If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 17(a) of the Plan.

16.	Reservation of Shares

The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.	Stockholder Approval

(a)  The Corporation shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(b)  Continuance of the Plan shall be subject to approval by the stockholders of the Corporation within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law.

18.	Effect on Plan

The Plan amends and restates in its entirety the Provectus Pharmaceuticals, Inc. 2002 Stock Plan (the "Prior Plan"), approved by the Board of Directors of the Corporation on April 22, 2002. Any Options or Rights granted under the Prior Plan shall remain outstanding and hereafter shall be governed by the terms of the Plan.

2011 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 23, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The 2011 Annual Meeting of Stockholders of Provectus Pharmaceuticals, Inc., a Nevada corporation (the "Company"), will be held at the offices of Baker, Donelson, Bearman, Caldwell & Berkowitz, the Company's counsel, located at 265 Brookview Centre Way, Suite 600, Knoxville, Tennessee 37919, on Thursday, June 23, 2011, beginning at 4:00 p.m. Eastern time. The undersigned hereby acknowledges receipt of the combined Notice of 2011 Annual Meeting of Stockholders and Proxy Statement dated May 2, 2011, accompanying this proxy, to which reference is hereby made for further information regarding the meeting and the matters to be considered and voted on by the stockholders at the meeting.

The undersigned hereby appoints Peter R. Culpepper and Linda M. Crouch-McCreadie, and each of them, attorneys as agents, with full power of substitution, to vote as proxy all shares of common stock of the Company owned of record by the undersigned as of the record date and otherwise to act on behalf of the undersigned at the meeting and any postponement or adjournment thereof, in accordance with the instructions set forth herein and with discretionary authority with respect to any other business, not known or determined at the time of the solicitation of this proxy, that properly comes before such meeting or any postponement or adjournment thereof.

The undersigned hereby revokes any proxy heretofore given and directs said attorneys and agents to vote or act as indicated on the reverse side hereof. If no instruction is given, this proxy will be voted FOR each of Proposals 1 through 4 and 6, and for "1 YEAR" for Proposal 5.

(continued on reverse side)
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7327 Oak Ridge Highway Knoxville, TN 37931 phone 865/769-4011 fax 865/769-4013 May 2, 2011

Dear Stockholder:

It is a great pleasure to have this opportunity to provide you with our 2010 Annual Report and the Proxy Statement for our 2011 Annual Meeting of Stockholders. The Annual Report discusses our performance in fiscal 2010 as well as our business strategy for the future. The Proxy Statement provides you with information relating to the business to be conducted at our annual meeting on June 23, 2011.

YOUR VOTE IS IMPORTANT!

You can vote by completing, signing, dating, and returning your proxy card in the accompanying envelope.

Thank you for your continued interest in, and ownership of, Provectus Pharmaceuticals, Inc.

Sincerely,

Craig

H. Craig Dees, Ph.D.
Chief Executive Officer

This proxy is solicited on behalf of the Board of Directors of the Company and will be voted in accordance with the undersigned's instructions set forth herein. If no instruction is given, this proxy will be voted FOR each of Proposals 1 through 4 and 6, and for "1 YEAR" for Proposal 5.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF PROPOSALS 1 THROUGH 4 AND 6, AND FOR '1 YEAR" FOR PROPOSAL 5.

PROPOSAL 1 – To elect five directors to serve on our Board of Directors for a one-year term:
☐           FOR all nominees listed below:

H. Craig Dees, Ph.D.
Timothy C. Scott, Ph.D.
Stuart Fuchs
Eric A. Wachter, Ph.D.
Kelly M. McMasters, M.D., Ph.D.

☐           WITHHOLD AUTHORITY for all nominees

Instruction: To withhold authority to vote for any director nominee, mark this box and draw a line through the name of the nominee in the list above.

PROPOSAL 2 – To approve and adopt an amendment to our Restated Articles of Incorporation to increase the number of shares of common stock, par value $.001 per share, that we are authorized to issue from 150,000,000 to 200,000,000 shares;

☐           FOR                      ☐           AGAINST                      ☐           ABSTAIN

PROPOSAL 3 - To approve an amendment to our Amended and Restated 2002 Stock Plan, as amended, to increase the number of shares of common stock reserved for issuance from 15,000,000 to 20,000,000;

☐           FOR                      ☐           AGAINST                      ☐           ABSTAIN

PROPOSAL 4 - To approve on an advisory basis the compensation of our named executive officers;

☐           FOR                      ☐           AGAINST                      ☐           ABSTAIN

PROPOSAL 5 – To vote on an advisory basis to determine the frequency of future votes to approve the compensation of our named executive officers; and

☐           1 YEAR                ☐           2 YEARS                         ☐           3 YEARS        ☐           ABSTAIN

PROPOSAL 6 - To ratify the selection of BDO USA, LLP as our independent auditor for 2011.

☐           FOR                      ☐           AGAINST                      ☐           ABSTAIN

With respect to any other item of business that properly comes before the meeting, the proxy holders are authorized to vote the undersigned's shares in accordance with their best judgment.

Date: ____________________________________________ , 20__
☒ Please mark your votes as indicated in this example.
Signature of stockholder

Signature of stockholder, if held jointly

Please sign your name as it appears on this proxy. Joint owners each should sign. When signing as trustee, administrator, executor, attorney, etc., please indicate your full title as such. Corporations should sign in full corporate name by President or other authorized officer. Partnerships should sign in full partnership name by authorized partner.

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Vote by Mail

Mark, sign, and date your proxy card and return it in the enclosed postage-paid envelope.

THANK YOU FOR VOTING.